GORE MUTUAL INSURANCE COMPANY
Est. 1839 – "By Canadians for Canadians"
1780 1 Bentall Centre, 505 Burrard St., Vancouver, BC. V7X 1M6
www.goremutual.ca Head Office, Cambridge, Ontario

Policy Number: 8401284
Process Date: Nov 24, 2005
New Business

Business Plus Policy Declarations

This policy contains a clause(s) that may limit the amount payable

Policy Period	**From:**	**To:**
(All times are local times at the Named Insured's postal address shown on this Certificate)	Oct 28, 2005 12:01 a.m.	Oct 28, 2006 12:01 a.m.

	Insured's Occupancy/Operation	**Occupancy by Others**
Location 1	HAIR SALON	RESTAURANT AND PAWN SHOP

Address of Insured Location
939 DAVIE ST
VANCOUVER, BC
V6Z 1B9

Location Information
Building Construction: ONE STOREY FRAME BUILDING

Building Age: 1980

If Building Age over 40 Year or Roof over 20 Updates listed below:

Roof: Heating: Plumbing: Electrical:
Sprinklers: No

Burglary Alarm: No protection

Mortgagee(s), If any, Payable to: Insured
Lien holder / Loss Payee(s), If any, Payable to: Insured

Schedule of Coverage

(Insurance provided subject to the Declarations, Terms, Conditions of the policy and its Form(s) only for the coverages for which specific Form(s) are attached and for which a specific Limit or Amount of Insurance is shown hereunder.)

Property - Multi-Peril

Form(s)	Edition	Coverage Description	Deductible	Co-Insurance	Limits of Insurance ($)	Premium ($)
G00001	07/2004	COMMERCIAL BUILDING, EQUIPMENT AND STOCK	$ 1,000	90%	See Below	
		CONTENTS OF EVERY DESCRIPTION			48,000	
		REPLACEMENT COST			Included	
G00100	04/2003	COMMERCIAL BUSINESS EXTENSION PLUS	See Form		Included	
		ACCOUNTS RECEIVABLE	$ 1,000		25,000	
		EXTRA EXPENSE	$ 1,000		25,000	
		SIGN FLOATER	$ 1,000		2,500	
		VALUABLE PAPERS AND RECORDS	$ 1,000		25,000	
		BRANDS AND LABELS	$ 1,000		10,000	
		INSTALLATION FLOATER	$ 1,000		10,000	
G00022	07/2004	GROSS EARNINGS - MERCANTILE OR NON MFG.		80%	50,000	

Crime

Form(s)	Edition	Coverage Description	Deductible	Limits of Insurance ($)	Premium ($)
G10001	12/2000	COMPREHENSIVE 3D FORM	$ 500	See Below	
		EMPLOYEE DISHONESTY FORM A		2,000	
		LOSS INSIDE THE PREMISES		2,000	
		LOSS OUTSIDE THE PREMISES		2,000	

GORE MUTUAL
INSURANCE COMPANY
Est. 1839 – "By Canadians for Canadians"
1780 1 Bentall Centre, 505 Burrard St., Vancouver, BC. V7X 1M6
www.goremutual.ca Head Office, Cambridge, Ontario

Policy Number: 8401284
Process Date: Nov 24, 2005

New Business

Business Plus Policy Declarations

This policy contains a clause(s) that may limit the amount payable

Location 1 Liability Rating Schedule

Form	Edition	Coverage Description					Limits of Insurance ($)
G20001	04/2003	COMMERCIAL GENERAL LIABILITY					2,000,000
Item	**Classification**		**Class Code**	**Rating Basis**	**Basis**	**Rate**	**Premium ($)**
1	HAIR SALON		7297	Area	93	0.000	524

Subtotal Premium	524
Total Advanced Premium	524